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                                                                  Exhibit 1

                                                                  EXECUTION COPY

                    -----------------------------------------

                             AMERICAN AIRLINES, INC.

                    Pass Through Certificates, Series 2002-1

                             UNDERWRITING AGREEMENT

                    -----------------------------------------


Dated:  As of September 17, 2002


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                             AMERICAN AIRLINES, INC.

                   Pass Through Certificates, Series 2002-1

                             UNDERWRITING AGREEMENT

                                                            September 17, 2002

To the Underwriters named in Schedule I

Ladies and Gentlemen:

            American Airlines, Inc., a Delaware corporation (the "Company"), proposes that State Street Bank and Trust Company of Connecticut, National Association ("State Street"), acting not in its individual capacity but solely as pass through trustee (the "Trustee") under the Pass Through Trust Agreement dated as of March 21, 2002 (the "Basic Agreement"), as supplemented for pass through certificates (the "Offered Certificates") to be purchased hereunder by a Trust Supplement (the "Offered Trust Supplement"), between the Company and the Trustee (the Basic Agreement, as supplemented by the Offered Trust Supplement, the Class C Trust Supplement or the Class D Trust Supplement, as the case may be, being referred to herein as a "Designated Agreement"), issue and sell to the underwriters named in Schedule I hereto its Pass Through Certificates in the aggregate amount and with the interest rate and final expected distribution date set forth on Schedule A hereto (the "Offered Certificates") on the terms and conditions stated herein and in Schedule II.

            The Offered Certificates will represent interests in American Airlines, Inc., Pass Through Trust Series 2002-1G (the "Offered Pass Through Trust") established pursuant to the Designated Agreement to fund the purchase of equipment notes (the "Equipment Notes") to be issued by the Company in connection with the financing of nineteen Aircraft. The Equipment Notes will be issued under nineteen separate Indenture and Security Agreements between State Street, as Loan Trustee (the "Loan Trustee"), and the Company (each, including any Supplements thereto, an "Indenture" and, collectively, the "Indentures").

            The Company will also cause State Street, as pass through trustee under American Airlines, Inc. Pass Through Trust, Series 2002-1C (the "Class C Trust") and American Airlines, Inc. Pass Through Trust, Series 2002-1D (the "Class D Trust" and, together with the Class C Trust and the Offered Pass Through Trust, the "Trusts"), to issue and privately place pass through certificates (the "Class C and Class D Certificates", and, together with the Offered Certificates, the "Certificates"). The Class C and Class D Certificates will be issued pursuant to the Basic Agreement, as supplemented by a Trust Supplement for the Class C Trust (the "Class C Trust Supplement") and a Trust Supplement for the Class D Trust (the "Class D Trust Supplement" and, together with the Class C Trust Supplement and the Offered Trust Supplement, the "Trust Supplements"). Concurrently with the issuance and sale of the Offered Certificates pursuant hereto, all the Class C and Class D Certificates will be privately placed with two newly organized Delaware statutory trusts (each an "Initial Holder"), each established pursuant to a separate trust agreement to be entered into between the Company and/or an Affiliate (as defined herein) and Wilmington Trust Company, as Owner Trustee, as of the



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Closing Time or prior thereto (the "Statutory Trust Agreements"). All of the beneficial interest in each such Delaware statutory trust will be initially owned by the Company and/or an Affiliate.

            Certain amounts of interest payable on the Offered Certificates issued by the Offered Trust will be entitled to the benefits of a primary liquidity facility. In addition, certain amounts of interest payable on the Offered Certificates will be entitled to the benefit of an above-cap liquidity facility. WestLB AG, New York Branch (the "Primary Liquidity Provider") will enter into a revolving credit agreement with respect to the Offered Pass Through Trust (the "Primary Liquidity Facility"), to be dated as of the Closing Time for the benefit of the holders of the Offered Certificates. Credit Suisse First Boston International (the "Above-Cap Liquidity Provider") will enter into an interest rate cap agreement (the "Above-Cap Liquidity Facility" and, together with the Primary Liquidity Facility, the "Liquidity Facilities"), to be dated as of the Closing Time for the benefit of the holders of the Offered Certificates. The Primary Liquidity Provider, the Above-Cap Liquidity Provider, MBIA Insurance Corporation, as provider of the Policy referred to below (in such capacity, the "Policy Provider"), and the holders of the Offered Certificates will be entitled to the benefits of an Intercreditor Agreement to be dated as of the Closing Time (the "Intercreditor Agreement") among the Trustee, State Street, as subordination agent and trustee thereunder (the "Subordination Agent"), the Primary Liquidity Provider, the Above-Cap Liquidity Provider and the Policy Provider.

            Payments of interest on the Offered Certificates will be supported by a financial guaranty insurance policy (the "Policy") issued by the Policy Provider to the extent the Primary Liquidity Facility and Above-Cap Liquidity Facility for such Offered Certificates and any funds contained in the cash collateral account funded from any such Liquidity Facility are no longer available for that purpose. The Policy will also support the payment of the final distribution on the Offered Certificates and will take effect in certain other circumstances described in the Intercreditor Agreement and the Policy. The Policy will be issued pursuant to an insurance and indemnity agreement, dated as of the Closing Time (the "Policy Provider Agreement"), among the Policy Provider, the Company and the Subordination Agent. Under the Policy Provider Agreement, the Subordination Agent will reimburse the Policy Provider for amounts paid pursuant to claims made under the Policy.

            As used herein, unless the context otherwise requires, the term "Underwriters" shall mean firms named as Underwriters in Schedule I and the term "you" shall mean Salomon Smith Barney Inc. ("SSB") and J.P. Morgan Securities Inc.

            Capitalized terms not otherwise defined in this Agreement shall have the meanings specified therefore in the Designated Agreement or the Intercreditor Agreement; provided that, as used in this Agreement, the term "Operative Documents" shall mean the Intercreditor Agreement, the Primary Liquidity Facility, the Above-Cap Liquidity Facility, the Designated Agreement, the Policy, the Policy Provider Agreement, the Indemnification Agreement dated the date hereof (the "Indemnification Agreement") among the Company, the Policy Provider and the Underwriters, the Class C Trust Supplement, the Class D Trust Supplement, the Participation Agreement, the Indentures, the Reference Agency Agreement and the Statutory Trust Agreements.



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            The Company has prepared and filed on Form S-3 with the Securities and Exchange Commission (the "Commission") a registration statement (File No. 333-84292) (as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, the "Registration Statement") relating to certain pass through certificates (including the Offered Certificates) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Registration Statement includes a basic prospectus referred to below which, as supplemented from time to time, will be used in connection with all offerings of such pass through certificates. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Offered Certificates, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed together with the basic prospectus referred to below pursuant to Rule 424 under the Securities Act (such prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement"). The basic prospectus included in the Registration Statement and relating to all offerings of pass through certificates under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to such basic prospectus as so amended and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Certificates, together with the basic prospectus and including the documents filed by the Company or AMR Corporation with the Commission pursuant to the Exchange Act that are incorporated by reference therein. Any reference herein to the terms "amendment" or "supplement" with respect to the Registration Statement, the Prospectus, or any preliminary prospectus shall be deemed to refer to and include any documents filed with the Commission under the Exchange Act after the date hereof, the date the Prospectus is filed with the Commission, or the date of such preliminary prospectus, as the case may be, and incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act.

           1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

           (a) The Company meets the requirements for use of Form S-3 under the Securities Act.

           (b) The Registration Statement has been declared effective by the Commission. On the original effective date of the Registration Statement, on the effective date of any post-effective amendment thereto, and on the date of the filing by the Company of any Annual Report on Form 10-K after the original filing of such Registration Statement, such Registration Statement complied in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder (the "Securities Act Regulations"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder (the "Trust Indenture Act Regulations") and did not include an untrue statement of a material fact or omit to state a material fact required to

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      be stated therein or necessary to make the statements therein not misleading; the Registration Statement and any amendments thereof, on the date hereof, and the Prospectus, and any amendments thereof and supplements thereto, as of their respective filing or issue dates and at the Closing Time, comply and will comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations, and (i) neither the Registration Statement nor any amendments thereof, as of any such respective dates, includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) neither the Prospectus nor any amendments thereof or supplements thereto, as of any such respective dates, includes or will include an untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company in connection with the Registration Statement or the Prospectus or any amendment thereof or supplement thereto by or on behalf of any Underwriter through either of you expressly for use in the Registration Statement or the Prospectus, or to statements or omissions in that part of the Registration Statement which constitutes the Statement of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee; provided, however, that the Company makes no representation or warranty as to the Policy Provider Information (as defined in the Indemnification Agreement).

           (c) The consolidated financial statements incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein, and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

           (d) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

           (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, results of operations or general affairs of the Company and its subsidiaries taken as a whole.

           (f) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus.



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           (g) The Company (i) is an "air carrier" within the meaning of 49
      U.S.C. Section 40102(a), (ii) holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo, (iii) is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 and (iv) is duly qualified to do business as a foreign corporation in good standing in the jurisdictions in the United States of America in which the Company has intrastate routes, a principal office (including the jurisdiction in which its principal place of business is located) or major overhaul facility. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by AMR Corporation directly, free and clear of any liens, encumbrances, equities or claims.

           (h) The execution and delivery by the Company of this Agreement, the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms hereof and thereof do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws, as amended, of the Company or any of its subsidiaries or any material indenture, mortgage, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of their respective properties is bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order or license of, or filing with or notice to, any government, governmental instrumentality, regulatory body or authority or court, domestic or foreign, is required for the valid authorization, issuance and delivery of the Offered Certificates and the Equipment Notes, the valid authorization, execution, delivery and performance by the Company of this Agreement, the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement, the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party, except (i) such as are required under the Securities Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states,
      (ii) filings or recordings with the Federal Aviation Administration ("FAA") and under the Uniform Commercial Code as in effect in Delaware, which filings or recordings shall have been made or duly presented for filing on or prior to the Closing Time, and (iii) such as may be required in connection with listing the Offered Certificates on the Luxembourg Stock Exchange.

           (i) This Agreement, the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party, have each been duly authorized by the Company, and this Agreement and each Operative Document to which the Company is, or is to be, a party, has been or will be at or prior to the Closing Time, duly executed and delivered by the Company. The Equipment Notes will be duly executed and delivered by the Company at or prior to the Closing Time. The Equipment Notes and the Operative Documents to which the Company is, or is to be, a party, when duly executed and


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      delivered by the Company, assuming in the case of the Operative Documents that such documents constitute the legal, valid and binding obligation of each other party thereto, constitute or will constitute valid and binding obligations of the Company. The Basic Agreement as executed is substantially in the form filed as an exhibit to the Registration Statement and has been duly qualified under the Trust Indenture Act. The Offered Certificates, the Equipment Notes, and the Operative Documents will conform in all material respects to the descriptions thereof in the Prospectus.

           (j) Ernst & Young LLP, who reported on the annual consolidated financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent accountants as required by the Securities Act and the Securities Act Regulations.

           (k) When duly executed, authenticated and delivered by the Trustee in accordance with the terms of the related Designated Agreement and sold and paid for as provided (i) in this Agreement (in the case of the Offered Certificates), and (ii) in the Class C Trust Supplement, Class D Trust Supplement and the related Statutory Trust Agreements (in the case of the Class C and Class D Certificates), the Certificates will be validly issued pursuant to the related Designated Agreement and will constitute valid and binding obligations of the related Trustees enforceable against the Trustees in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity; and the holders thereof will be entitled to the benefits of the related Designated Agreement.

           (l) The Equipment Notes, when duly executed and delivered by the Company and when duly authenticated by the Loan Trustee in accordance with the terms of the related Indentures, will be duly issued under such Indentures and will constitute valid and binding obligations of the Company; and the holders thereof will be entitled to the benefits of the related Indentures.

           (m) At the Closing Time, each Initial Holder will be duly formed and be validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the "DBTA") and have the power and authority under the Statutory Trust Agreements and the DBTA to own and hold its property. At the Closing Time, the Company or an Affiliate will directly or indirectly own all of the beneficial interest in each Initial Holder free and clear of any lien, encumbrance, security interest or similar claim or interest.

           2. Purchase and Sale. (a) On the basis of the representations and warranties herein contained (except as may be otherwise specified in Schedule
II) and subject to the terms and conditions herein and therein set forth, the Company agrees to cause the Trustee to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trustee, at a purchase price of 100% of the face amount thereof, the aggregate face amount of Offered Certificates set forth opposite the name of such Underwriter in Schedule A.


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           (b) Payment of the purchase price for, and delivery of, the Offered
Certificates shall be made at the date, time and location or locations specified in Schedule II, or at such other date, time or location or locations as shall be agreed upon by the Company and you, or as shall otherwise be provided in Section 7 (such date and time being herein called the "Closing Time"). Unless otherwise specified in Schedule II, payment shall be made to or upon the order of the Trustee by federal funds wire transfer or other immediately available funds against delivery to the account of SSB at The Depository Trust Company for the respective accounts of the several Underwriters of the Offered Certificates. Such Offered Certificates shall be registered in the name of Cede & Co. or in such other names, and in such authorized denominations as you may request in writing at least two full business days before the Closing Time. Certificates for such Offered Certificates, which may be in temporary form, will be made available for examination and packaging by you at the location or locations at which they are to be delivered at the Closing Time (or such other location as may be specified for that purpose in Schedule II) not later than 10:00 A.M. on the business day prior to the Closing Time.

           (c) The Company will pay to SSB at the Closing Time for the accounts of the Underwriters any fee, commission or other compensation which is specified in Schedule II hereto. Such payment will be made by federal funds wire transfer or other immediately available funds.

           3. Agreements. The Company covenants with each Underwriter as follows:

           (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement that complies with the Securities Act and the Securities Act Regulations and which sets forth the face amount of the Offered Certificates and their terms not otherwise specified in the basic prospectus relating to all offerings of pass through certificates under the Registration Statement, the name of each Underwriter participating in the offering and the face amount of the Offered Certificates that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Offered Certificates are to be purchased by the Underwriters from the Trustee, any initial public offering price, any selling concession and reallowance, and such other information as you and the Company deem appropriate in connection with the offering of the Offered Certificates. The Company will promptly transmit copies of the Prospectus Supplement and the Prospectus to the Commission for filing pursuant to Rule 424 under the Securities Act and will furnish to the Underwriters as many copies of the Prospectus Supplement and the Prospectus as you shall reasonably request.

           (b) During the period when a prospectus relating to the Offered Certificates is required to be delivered under the Securities Act, the Company will promptly advise you of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) any request by the Commission for any amendment of the Registration Statement or any amendment or supplement to the Prospectus or for any additional information relating thereto or to any document incorporated by reference therein, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration


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      Statement or the institution or threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

           (c) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Securities Act Regulations, the Company promptly will prepare and file with the Commission, subject to paragraph
      (d) of this Section 3, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 4.

           (d) At any time when a prospectus relating to the Offered Certificates is required to be delivered under the Securities Act or the Securities Act Regulations, the Company will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the Exchange Act, the Securities Act or otherwise, will furnish you with copies of any such amendment or supplement or other documents proposed to be filed within a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you shall reasonably object.

           (e) The Company has furnished or will furnish to you and your counsel, without charge, conformed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after such Registration Statement originally became effective (including exhibits thereto and the documents incorporated therein by reference) and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Securities Act, as many copies of each preliminary prospectus, the Prospectus and any amendments thereof and supplements thereto as you may reasonably request.

           (f) The Company will take such actions as you may request to qualify the Offered Certificates for sale under the laws of such jurisdictions as you may reasonably request and will maintain such qualifications in effect so long as required for the distribution of such Offered Certificates. The Company, however, shall not be obligated to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.


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                                        9


           (g) The Company, during the period when a prospectus relating to the Offered Certificates is required to be delivered under the Securities Act and the Securities Act Regulations, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

           (h) The Company will make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 days in case the period covered corresponds to a fiscal year of the Company), earnings statements of the Company, which will comply as to form with the provisions of Rule 158 under the Securities Act.

           (i) Between the date of this Agreement and the Closing Time, the Company will not, without your prior consent, offer, sell or enter into any agreement to sell any public debt securities registered under the Securities Act (other than the Offered Certificates) or any debt securities which may be sold in a transaction exempt from the registration requirements of the Securities Act in reliance on Rule 144A under the Securities Act and which are marketed through the use of a disclosure document containing substantially the same information as a prospectus for similar debt securities registered under the Securities Act.

           (j) The Company (i) will make an application on its behalf and on behalf of the Trusts for the Offered Certificates to be listed on the Luxembourg Stock Exchange (the "LSE") within a reasonable time after the date of the Preliminary Prospectus and (ii) will (x) deliver to the LSE copies of the Prospectus (or another appropriate offering document with respect to the Offered Certificates) and such other documents, information and undertakings as may reasonably be required or advisable for the purpose of obtaining such listing, which the Company shall use commercially reasonable good-faith efforts to obtain within a reasonable period of time after the Closing Time; (y) if the Offered Certificates are listed on the LSE, use commercially reasonable good-faith efforts to maintain such listing on the LSE for as long as any of the Offered Certificates are outstanding; and (z) pay all reasonable fees and supply all further documents, information and undertakings as may reasonably be required or advisable for such purposes.

           Salomon Smith Barney Inc. and J.P. Morgan Securities Inc, agree that in the aggregate, the Pass Through Certificates will be widely offered. Each Underwriter and each other member of the underwriting group that offers or sells Pass Through Certificates agree that the Pass Through Certificates offered by such Underwriter will be primarily offered in the United States to United States persons. The term "United States person" shall have the meaning set forth in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

           4. Conditions to the Obligations of the Underwriters. Except as otherwise provided in Schedule II, the obligations of the Underwriters to purchase and pay for the Offered Certificates pursuant to this Agreement shall be subject to the accuracy of and compliance with the representations and warranties of the Company contained herein as of the date hereof and the



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                                       10


Closing Time, to the accuracy of the statements of the Company's officers made in any certificates furnished pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

            (a) At the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been instituted or threatened by the Commission.

            (b) At the Closing Time, you shall have received:

                  (1) An opinion, dated the Closing Time, from Anne H. McNamara,
            Esq., Senior Vice President and General Counsel of the Company, in form reasonably satisfactory to you and your counsel, to the effect that:

                        (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority under such laws to own its properties and to conduct its business as described in the Prospectus; and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and the capital stock of the Company is owned by AMR Corporation, directly, free and clear of any liens, encumbrances, equities or claims. The Company is duly qualified to do business as a foreign corporation in good standing in the state in which its principal place of business is located. The Company holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code pursuant to which the Company is authorized to operate the Aircraft and the Company is a "citizen of the United States" as defined in 49 U.S.C. Section 40102;

                        (ii) The Company has the corporate power and authority
                  under Delaware law to perform its obligations hereunder and under the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party;

                        (iii) The Certificates, the Equipment Notes and the
                  Operative Documents conform in all material respects to the descriptions thereof contained in the Prospectus, and such descriptions conform in all material respects to the rights set forth in the instruments defining the same;

                        (iv) No authorization, approval, consent, order or
                  license of or filing with, or the giving of notice to, any government, governmental instrumentality, regulatory body or authority or court is required to be made or obtained by the Company for the valid authorization, issuance, sale and delivery of the Certificates or the Equipment Notes, the valid authorization, execution, delivery and performance by the Company of this Agreement and the Operative Documents to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement and the Operative Documents to which the Company is, or is to be, a party, except those that have previously been obtained and are in full force and effect and except (A) such as may be required under the securities or Blue Sky laws of the various states and (B) filings or recordings with the Federal Aviation Administration, as to which such counsel need express no opinion, and under the Uniform Commercial Code as in effect in Delaware, which filings or recordings under the Uniform Commercial Code with respect to the Aircraft shall have been made or duly presented for filing on or prior to the Closing Time;

                        (v) The Registration Statement has become effective
                  under the Securities Act, the Basic Agreement has been duly qualified under the Trust Indenture Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

                        (vi) The Registration Statement, the Prospectus and each
                  amendment thereof or supplement thereto (except in each case for the financial statements and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Basic Agreement and the Statement of Eligibility of the Trustee on Form T-1 filed with the Commission as part of the Registration Statement comply as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations thereunder; and each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except in each case for the financial statements and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion) appeared on its face, as of its respective filing date, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder;

                        (vii) This Agreement has been duly authorized, validly
                  executed and delivered by the Company;

                        (viii) Each of the Operative Documents to which the
                  Company is, or is to be, a party has been duly authorized, executed and delivered by the Company and each is a valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity;

                        (ix) The execution and delivery by the Company of this
                  Agreement, the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated and in the manner herein and therein contemplated and compliance by the Company with the terms hereof and thereof, do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws, as amended, of the Company or any of its subsidiaries or any indenture or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or any law, rule, regulation, judgment, decree or order known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Company or any of its subsidiaries;

                        (x) The Loan Trustee under each Indenture will be
                  entitled to the benefits of Section 1110 of the U.S. Bankruptcy Code with respect to the airframe and the engines comprising the Aircraft originally subject to the lien of such Indenture;

                        (xi) The Equipment Notes, when duly authorized, executed
                  and delivered by the Company and duly authenticated by the related Loan Trustee, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity and the holders of such Equipment Notes will be entitled to the benefits of the respective Indentures;

                        (xii) Such counsel has no reason to believe that the
                  statements in the Registration Statement and the Prospectus with respect to statutes, administrative orders and regulations and legal and governmental proceedings do not fairly and accurately present in all material respects the information required to be set forth therein except that such counsel need express no opinion as to the matters to be addressed in clauses (ii) and (iii) and (iv) of the opinion referred to in Section 4(b)(2) hereof and paragraphs 6, 7 and 9 of the form of opinion of Bingham McCutchen LLP set forth in Exhibit A hereto; and there are, to the best of such counsel's knowledge, no statutes, administrative orders or regulations or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required, nor any contracts or documents of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement, that are not so described or filed as required;

                        (xiii) The routes presently operated by the Company are
                  being operated pursuant to valid certificates or exemption orders issued by the Department of Transportation or its predecessor, the Civil Aeronautics Board, and no such certificate or exemption order is the subject of any "show cause" or other order of, or any proceeding before, or any investigation by, the Department of Transportation or its predecessor (other than proceedings for the renewal of temporary rights) which in the opinion of such counsel might reasonably result in a final order impairing the validity of such certificates or exemption orders;

                        (xiv) Assuming due authorization, execution and delivery
                  by the Trustee and the Subordination Agent of the Participation Agreements, each Participation Agreement constitutes the valid and binding obligation of each of the Trustee and the Subordination Agent, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity;

                        (xv) Section 1110 of the U.S. Bankruptcy Code ("Section
                  1110") conforms in all material respects to the description thereof contained in "Description of the Equipment Notes - Remedies" in the Prospectus; and

                        (xvi) The offer, sale and delivery of the Class C and
                  Class D Certificates, as contemplated by the Operative Documents, do not require registration under the Securities Act, and the related Designated Agreements do not require qualification under the Trust Indenture Act, it being understood that such counsel need express no opinion as to any subsequent resale of Class C and Class D Certificates.

            and to such further effect with respect to other legal matters relating to this Agreement, the Equipment Notes and the Operative Documents to which the Company is, or is to be, a party and the sale of the Offered Certificates hereunder as counsel for the Underwriters may reasonably request.

                  Such counsel shall also state that no facts have come to the attention of such counsel which have caused such counsel to believe
            (A) that the Registration Statement or any amendment thereto, on the original effective date thereof or on the effective date of any post-effective amendment thereto (except, in each case, for the financial statements and other financial or statistical data included or incorporated by reference therein, and except for the Statement of Eligibility on Form T-1 of the Trustee under the Basic Agreement, as to which such counsel need express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus at the time the Prospectus Supplement was issued or the Prospectus, together with any amendment or supplement thereto, at the time any such amended or supplemental Prospectus was issued or at the Closing Time (except, in each case, for the financial statements and other financial or statistical data included or incorporated by reference therein and the Policy Provider Information, as to which such counsel need express no belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In giving such opinion, such counsel may state that such opinion is limited to the laws of the States of New York and Texas, the General Corporation Law of the State of Delaware and the Federal laws of the United States, except that such counsel expresses no opinion with respect to the antitrust, bankruptcy (except as set forth in paragraphs (x) or (xv) above), environmental, securities (except as set forth in paragraphs (iv), (v), (vi) and (xvi) above) or tax laws of any jurisdiction. In rendering the opinions set forth above, such counsel may rely upon certificates of officers of the Company and of public officials as to matters of fact.

                  (2) An opinion, dated the Closing Time, of Debevoise &
            Plimpton, as counsel for the Company, in form reasonably satisfactory to you and your counsel, to the effect that:

                        (i) The Certificates have been duly authorized and
                  validly executed, issued and delivered by the Trustee pursuant to the related Designated Agreement and constitute valid and binding obligations of the Trustee enforceable against the Trustee in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity; the holders of the Certificates are entitled to the benefits of the related Designated Agreement;

                        (ii) The statements in the Registration Statement and
                  Prospectus under the headings "Certain Federal Income Tax Consequences" and "Certain ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

                        (iii) The Pass Through Trusts will not be classified as
                  associations (or as publicly traded partnerships) taxable as corporations for federal income tax purposes;

                        (iv) The Trusts are not required to be registered under
                  the Investment Company Act of 1940, as amended; and

                        (v) Assuming due authorization, execution and delivery
                  by the Trustee of the Designated Agreement relating to the Offered Certificates and the Intercreditor Agreement and by the Subordination Agent of the Intercreditor Agreement and the Liquidity Facilities, each such agreement constitutes the valid and binding obligation of each respective party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity.

                  The opinions of such counsel expressed in the immediately
            preceding clauses (i) and (v) shall be limited to the laws of the State of New York governing the enforceability of contracts as such and in giving such opinion, such counsel may rely as to certain matters acceptable to you upon the opinions referred to in Section 4(b)(1) and Section 4(b)(3) hereof, in which case the opinion shall state that such counsel believes that it and the Underwriters are entitled to so rely. In rendering the opinions set forth above, such counsel may rely upon certificates of officers of the Company and of public officials as to matters of fact.

                  (3) An opinion, dated the Closing Time, of Bingham McCutchen
            LLP, counsel for State Street, individually, as Subordination Agent, Trustee and Loan Trustee, in form and substance reasonably satisfactory to you and your counsel and substantially to the effect set forth in Exhibit A hereto.

                  (4) An opinion, dated the Closing Time, from (i) Vedder,
            Price, Kaufmann & Kammholz, special counsel for the Primary Liquidity Provider, and (ii) in-house counsel for the Primary Liquidity Provider, each dated the Closing Time and in form and substance satisfactory to you and your counsel, substantially to the effect as set forth in Exhibits B-1, and B-2 hereto, respectively.

                  (5) An opinion, dated the Closing Time, from Sidley Austin
            Brown & Wood LLP, special New York counsel for the Above-Cap Liquidity Provider, dated the Closing Time, in form and substance satisfactory to you and your counsel, substantially to the effect set forth in Exhibit C hereto.

                  (6) An opinion, dated the Closing Time, from (i) Latham &
            Watkins, counsel for the Policy Provider, and (ii) Ram D. Wertheim, in-house counsel for the Policy Provider, each dated the Closing Time and in form and substance satisfactory to you and your counsel, substantially to the effect set forth in Exhibits D-1 and D-2, respectively.

                  (7) An opinion, dated the Closing Time, from Richards, Layton
            & Finger, PA, special Delaware counsel to each Initial Holder, in form and substance reasonably satisfactory to you and your counsel and substantially to the effect set forth in Exhibit E hereto.

                  (8) An opinion, dated the Closing Time, from Shearman &
            Sterling, counsel for the Underwriters, to the effect that the opinions delivered pursuant to subsections (b)(1) through (b)(7) of this Section 4 appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you and with respect to the issuance and sale of the Offered Certificates, the Registration Statement, the Prospectus and other related matters as you may reasonably require.

            (c) (1) At the Closing Time, there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the President, an Executive Vice President, a Senior Vice President or a Vice President of the Company, dated as of such Closing Time, to the effect that there has been no such material adverse change and to the effect that the representations and warranties of the Company contained in Section 1 hereof are true and correct with the same force and effect as though made at such Closing Time.

            (2) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Services shall have downgraded its rating accorded to any of the Company's taxable debt securities with maturities greater than one year.

            (d) You shall have received the letter specified in Schedule III at the Closing Time.

            (e) At the Closing Time, each of the Equipment Notes and Operative Documents shall have been executed and delivered by each party thereto; the representations and warranties of the Company contained in the Operative Agreements shall be accurate as of the Closing Time and you shall have received a certificate of the President, an Executive Vice President, a Senior Vice President or a Vice President of the Company, dated as of the Closing Time, to such effect.

            (f) The Company shall have furnished to you and your counsel, in form and substance satisfactory to them, such other documents, certificates and opinions as such counsel may reasonably request for the purpose of enabling such counsel to pass upon the matters referred to in subsection (b)(7) of this Section 4 and in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Company theretofore to be performed, or the compliance with any of the conditions herein contained.

            (g) Each of the Appraisers shall have furnished to the Underwriters a letter from such Appraiser, addressed to the Company and dated the Closing Time, confirming that such Appraiser and each of its directors and officers (i) is not an affiliate of the Company or any of its affiliates,
      (ii) does not have any substantial interest, direct or indirect, in the Company or any of its affiliates and (iii) is not connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            (h) At the Closing Time, the Offered Certificates shall be rated "AAA" by Standard & Poor's Ratings Services; and "Aaa" by Moody's Investors Service, Inc.

            (i) At the Closing Time, all conditions precedent specified in each Participation Agreement with respect to the funding of the related Equipment Notes shall have been satisfied; the representations and warranties of the Company, the Trustee, the Subordination Agent and the Loan Trustee contained in each of the Participation Agreements shall be accurate as of the Closing Time (except to the extent that they relate solely to an earlier date in which case they shall be accurate as of such earlier date) and you shall have received certificates of the Company and appropriate officers of the Subordination Agent, Trustee and Loan Trustees, dated as of the Closing Time, to such effect; and you shall have received a copy of each opinion required to be delivered under each of the Participation Agreements dated as of the Closing Time, and addressed to you, and of such other documents furnished in connection with the fulfillment of such conditions as you may reasonably request.

            (j) At the Closing Time, simultaneously with the issuance and sale of the Offered Certificates in accordance with this Agreement, the Class C and Class D Certificates shall have been issued, sold and delivered, as contemplated by the Operative Documents.

            All such opinions, certificates, letters and documents shall be deemed to be in compliance with the provisions hereof only if they are in all respects satisfactory to you and your counsel.

            If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, other than by reason of any default by any Underwriter, such failure to fulfill a condition may be waived by you, or this Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Sections 5, 6 and 8 hereof, which provisions shall remain in effect notwithstanding such termination.

           5. Payment of Expenses. The Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including (i) expenses relating to the preparation, printing, filing and distribution of any preliminary prospectus supplements, the Prospectus, the Registration Statement and any amendments thereof or supplements thereto, (ii) expenses relating to the preparation, printing and distribution of any agreement among underwriters, this Agreement, the Certificates, the Equipment Notes, the Operative Documents, any Underwriter's Questionnaire, the Blue Sky Survey and any Legal Investment Survey by the Underwriter's counsel,
(iii) expenses relating to the issuance and delivery of the Offered Certificates to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) expenses of qualifying the Offered Certificates under state securities laws in accordance with Section 3(f), including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey and any Legal Investment Survey, (vi) the fees and expenses of the Trustee, the Subordination Agent, the Loan Trustees, the Primary Liquidity Provider, the Above-Cap Liquidity Provider, the Policy Provider and the fees and disbursements of their respective counsel,
(vii) any fees charged by rating agencies for rating the Offered Certificates,
(viii) certain fees and expenses of counsel for the Underwriters as heretofore agreed, and (ix) the fees and expenses, if any, incurred in connection with the listing of the Offered Certificates on any securities exchange. The Company will also cause to be paid all expenses incident to the performance of its obligations under the Operative Documents and each of the other agreements and instruments referred to therein.

           If this Agreement is terminated by you in accordance with the provisions of Section 4 or Section 9(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred by them in connection with the offering contemplated by this Agreement.

           6. Indemnification and Contribution (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus relating to the Offered Certificates or in the Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in each case, agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (x) made therein in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by or on behalf of such Underwriter through either of you specifically for use in connection with the preparation thereof or made in the part of the Registration Statement constituting the Statement of Eligibility under the Trust Indenture Act of the Trustee on Form T-1 or (y) in the Policy Provider Information, (ii) the foregoing indemnity agreement, with respect to any preliminary prospectus, shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) as to whom it shall be established did not send or deliver to the person asserting any such loss, claim, damage or liability and who purchased Offered Certificates which are the subject thereof a copy of the Prospectus as amended or supplemented (exclusive of material incorporated by reference) at or prior to the written confirmation of the sale of such Offered Certificates in any case where such delivery is required by the Securities

Act, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus as amended or supplemented and the Company had previously furnished copies thereof to such Underwriter, and (iii) the Company will not be liable for any loss, liability or expense of any settlement of any pending or threatened litigation or any pending or threatened governmental agency investigation or proceeding if such settlement is effected without the prior written consent of the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person who controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses described in the indemnity contained in Section 6(a), but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through either of you specifically for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

           (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party or parties in writing of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent that it may elect, by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if, in the reasonable judgment of such indemnified party, a conflict of interest exists where it is advisable for such indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ separate counsel in any such action, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party or parties. Upon receipt of notice from the indemnifying party or parties to such indemnified party of the election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party or parties will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one such separate counsel representing the indemnified parties under subparagraph (a) of this Section 6 who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or parties; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). It is understood that all such fees and expenses of counsel for the indemnified party for which the indemnifying party is liable shall be reimbursed as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

           (d) If the indemnification provided for in paragraph (a) or (b) of this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Certificates pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Certificates pursuant to this Agreement shall be deemed to be in the same proportion as the total proceeds from the offering of the Offered Certificates pursuant to this Agreement (net of compensation paid to the Underwriters but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bears to the aggregate initial public offering price of the Offered Certificates as set forth on such cover. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Offered Certificates set forth opposite their respective names in Schedule I hereto and not joint.

           7. Default. If any one or more Underwriters shall fail at the Closing Time to purchase and pay for any of the Offered Certificates agreed to be purchased by such Underwriter or Underwriters pursuant to this Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate face amount of Offered Certificates specified to be purchased by them in Schedule I bears to the aggregate face amount of Offered Certificates to be purchased by all the remaining Underwriters) the Offered Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate face amount of Offered Certificates that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate face amount of Offered Certificates to be purchased pursuant to this Agreement, the remaining Underwriters shall have the right, but not the obligation within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of such Offered Certificates, and if such nondefaulting Underwriters do not complete such arrangements within such 24 hour period, then this Agreement will terminate without liability to any nondefaulting Underwriters or the Company. In the event of any such termination, the provisions of Sections 5, 6 and 8 shall remain in effect. In the event of a default by any Underwriter as set forth in this
Section 7 that does not result in a termination of this Agreement, the Closing Time shall be postponed for such period, not exceeding seven days, as the nondefaulting Underwriters or the Company shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and to any nondefaulting Underwriters for damages occasioned by its default hereunder.

           8. Representations, Warranties, Indemnities and Agreements to Survive Delivery. All representations, warranties, indemnities and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any Underwriter or any controlling person of either and shall survive delivery of any Offered Certificates to the Underwriters.

           9. Termination. This Agreement may be terminated immediately upon notice from you to the Company at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or any material change in the financial markets or any other calamity or crisis the effect of any of which on the financial markets is such as to make it, in your judgment, impracticable to market the Offered Certificates or enforce contracts for the sale of the Offered Certificates, or (iii) if trading in the securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Sections 5, 6 and 8 shall remain in effect.

           10. Notices. All notices and other communications hereunder shall be in writing and effective only upon receipt, and, if sent to the Underwriters, will be mailed or transmitted by any standard form of telecommunication to the Underwriters as set forth in Schedule I or, if sent to the Company, will be mailed or transmitted by any standard form of telecommunication to it at P.O. Box 619616, Dallas/Fort Worth Airport, Texas 75261-9616, attention of the Treasurer.

           11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Certificates from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

           12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           13. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same agreement.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and each Underwriter in accordance with its terms.

                                    Very truly yours,

                                    AMERICAN AIRLINES, INC.



                                    By: /s/ Leslie M. Benners
                                    --------------------------------------------
                                       Name: Leslie M. Benners
                                       Title: Managing Director

confirmed and accepted as of
the date first above written:

SALOMON SMITH BARNEY INC.
J.P. MORGAN SECURITIES INC.


On their behalf and on behalf of each of the several Underwriters named in
Schedule I hereto.

By:  SALOMON SMITH BARNEY INC.


      By: /s/ Thomas Bliemel
          ---------------------------------------------------
         Name: Thomas Bliemel
         Title: Director


By:  J.P. MORGAN SECURITIES INC.


      By: /s/ Sangho Rhee
          ---------------------------------------------------
         Name: Sangho Rhee
         Title: Vice President

                                                                      SCHEDULE A
                                                                              to
                                                                    Underwriting
                                                                       Agreement



                                                              Final Expected
Class of           Aggregate                                      Regular
Pass Through         Face                                      Distribution
Certificates        Amount         Interest Rate                   Date
---------------    ---------       -------------              --------------
2002-1, Class G    $617,000,000   USD 3-month LIBOR + 0.62%   September 23, 2007

                                                                      SCHEDULE I
                                                                              to
                                                                    Underwriting
                                                                       Agreement

                         Dated: As of September 17, 2002


                             AMERICAN AIRLINES, INC.



                                                  FACE
                                                AMOUNT OF
                                                 CLASS G
                                              CERTIFICATES
Salomon Smith Barney Inc.                     $102,835,000
J.P. Morgan Securities Inc.                    102,833,000
Credit Suisse First Boston Corporation         102,833,000
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated                                  102,833,000

Morgan Stanley & Co. Incorporated              102,833,000
WestLB AG, London Branch                       102,833,000
                                              ------------
Total                                         $617,000,000
                                              ============

All notices to the Underwriters shall be sent as follows:

  c/o  Mr. Mark Rhodes                         c/o  Mr. James Young Lee
       Salomon Smith Barney Inc.                    J.P. Morgan Securities Inc.
       388 Greenwich Street                         277 Park Avenue
       New York, New York 10013                     New York, New York 10017

                                                                     SCHEDULE II
                                                                              to
                                                                    Underwriting
                                                                       Agreement

                          Dated: As of September 17, 2002

                           AMERICAN AIRLINES, INC.

Underwriting fees, discounts, commissions or other compensation:   $4,010,500.00

Closing date, time and location:    10:00 A.M. on September 24, 2002 at the
                                    offices of Debevoise & Plimpton, 919 Third
                                    Avenue, New York, NY 10022

                                                                    SCHEDULE III
                                                                              to
                                                                    Underwriting
                                                                       Agreement

                        [Letter From Ernst & Young LLP]